Trade receivables	12 Months Ended
Dec. 31, 2021
Trade receivables.
Trade receivables

7. Trade receivables

Credit terms provided to customers are determined individually and are dependent on already existing customer relationships and the customer’s payment history.

Impairment

This table presents the reconciliation of the loss allowance provision for trade receivables.

	Year Ended December 31,
	2021	2020

	(€ in thousands)
Balance at beginning of period	183	187
Additions	96	52
Utilization	(4)	(26)
Reversal	(12)	(30)
Balance at end of period	263	183

Reversal includes changes in expected loss allowance which amounted to a gain of kEUR 0 for the business year 2021 (2020: kEUR 23), and were recorded in other operating income in the Company’s consolidated statements of comprehensive loss. Furthermore, reversals includes recovery of trade receivables previously reserved against, which amounted to a gain of kEUR 12 for the business year 2021 (2020: KEUR 7).